Property, Equipment, and Capitalized Software	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property, Equipment, and Capitalized Software
Property, Equipment, and Capitalized Software
A summary of property, equipment, and capitalized software is as follows:

	December 31,
	2015	2014
	(In millions)
Land	$16	$15
Building and improvements	153	195
Furniture and equipment	250	141
Capitalized software	336	267
	755	618
Less: accumulated depreciation and amortization on building and improvements, furniture and equipment	(167)	(129)
Less: accumulated amortization for capitalized software	(195)	(148)
	(362)	(277)
Property, equipment, and capitalized software, net	$393	$341

Depreciation recognized for building and improvements, and furniture and equipment was $49 million, $35 million, and $27 million for the years ended December 31, 2015, 2014 and 2013, respectively. Amortization of capitalized software was $52 million, $59 million, and $46 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Molina Center. We acquired the Molina Center in December 2011. Subsequently, in June 2013 we entered into a sale-leaseback transaction for the Molina Center. Due to our continuing involvement with the leased property, the sale did not qualify for sales recognition and we remain the "accounting owner" of the property. See Note 12, "Debt."
Future minimum rental income on noncancelable leases from third party tenants of the Molina Center is sublease rental income, and is reported in other revenue in our consolidated statements of income. The future minimum rental income is as follows:

	2016	2017	2018	2019	2020	Thereafter	Total
	(In millions)
Future minimum rentals	$4	4	4	2	2	1	$17